EXHIBIT 10.19

AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT

This AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of November 30, 2005, by the lenders identified on the signature pages hereof (the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”; and together with the Lenders, the “Lender Group”), BUCA, INC., a Minnesota corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), with reference to the following:

WHEREAS, Borrowers and the Lender Group are parties to that certain Credit Agreement, dated as of November 15, 2004, as amended by that certain Amendment Number One to Credit Agreement and Waiver, dated as of April 15, 2005, as further amended by that certain Amendment Number Two to Credit Agreement and Consent, dated as of September 9, 2005, as further amended by that certain Amendment Number Three to Credit Agreement, dated as of November 4, 2005 (as so amended, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have requested that the Lender Group agree to amend Section 2.12(a)(ii) of the Credit Agreement, as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendment requested by Borrowers, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement.

(a)	Section 2.12(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) the Letter of Credit Usage would exceed (A) $5,661,000 at any time during fiscal years 2005 or 2006, or (B) at any other time, $5,000,000, or”

3.	Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Fourth Amendment (the date of such effectiveness being herein called the “Fourth Amendment Effective Date”) and each and every provision hereof:

(a)	Agent shall have received this Fourth Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)	The representations and warranties herein and in the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(c)	No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(d)	No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force as of the date hereof and the Fourth Amendment Effective Date by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

4.	Limitation. Except as expressly amended, modified or waived under Section 2 above, all of the representations, warranties, terms, covenants and conditions under or of the Credit Agreement and any other Loan Document shall remain unwaived or unmodified by the terms hereof and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The consent set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term, provision or Default or Event of Default under the Credit Agreement or of any term of any other Loan Document, instrument or agreement referred to therein or herein or of any further or, except as expressly set forth herein, future transaction or action on the part of Borrowers that would require the consent of the Agents and Lenders under the Credit Agreement or any other Loan Document.

5.	Release. Each Borrower hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which any Borrower ever had, or now has against any such Releasee which relates, directly or indirectly, to the Credit Agreement or any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every claim released hereunder, each Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each Borrower specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

As to each and every claim released hereunder, each Borrower also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

6.	Costs and Expenses. Borrowers agree to pay all reasonable out-of-pocket costs and expenses of each member of the Lender Group (including, without limitation, the reasonable fees and disbursements of Empire Valuation Consultants and outside counsel to each member of the Lender Group) in connection with the preparation, execution and delivery of this Fourth Amendment and all agreements and documents executed in connection herewith and the review of all documents incidental thereto.

7.	Representations and Warranties. Each Borrower represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Fourth Amendment and the Credit Agreement, as amended hereby, (i) are within its corporate or limited partnership powers, (ii) have been duly authorized by all necessary corporate or limited partnership action on its part, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority binding on it, or of the terms of its Governing Documents, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) each of this Fourth Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally); and (c) no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied or as of the Fourth Amendment Effective Date.

8.	Choice of Law. The validity of this Fourth Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

9.	Counterpart Execution. This Fourth Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart. Delivery of an executed counterpart of this Fourth Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Fourth Amendment. Any party delivering an executed counterpart of Fourth Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Fourth Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Fourth Amendment.

10.	Effect on Loan Documents.

(a)	The Credit Agreement and each of the other Loan Documents, as amended, modified or waived hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Fourth Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

(b)	Upon and after the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)	To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Fourth Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)	This Fourth Amendment is a Loan Document.

11.	Entire Agreement. This Fourth Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Fourth Amendment as of the date first above written.

BUCA, INC. a Minnesota corporation

By:	/s/ Richard G. Erstad
Title:	General Counsel and Secretary

BUCA RESTAURANTS, INC. a Minnesota corporation

By:	/s/ Richard G. Erstad
Title:	Secretary

BUCA TEXAS RESTAURANTS, L.P. a Texas limited partnership

By:	Buca Restaurants, Inc., its general partner

By:	/s/ Richard G. Erstad
Title:	Secretary

BUCA RESTAURANTS 3, INC. a Minnesota corporation

By:	/s/ Richard G. Erstad
Title:	Secretary

BUCA (KANSAS), INC. a Kansas corporation

By:	/s/ Richard G. Erstad
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

BUCA RESTAURANTS 2, INC. a Minnesota corporation

By:	/s/ Richard G. Erstad
Title:	Secretary

BUCA (MINNEAPOLIS), INC. a Minnesota corporation

By:	/s/ Richard G. Erstad
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

WELLS FARGO FOOTHILL, INC. a California corporation, as Agent and as a Lender

By:	/s/ Dena Seki
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]